LONGPORT, INC.
                             791 South Chester Road
                         Swarthmore, Pennsylvania 19081

                               PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 4, 1999

     To the shareholders of Longport, Inc.:

     The Annual Meeting of the shareholders of Longport, Inc. (the "Company") will be held at the Radisson Hotel, Philadelphia Airport, 500 Stefens Drive, Philadelphia, Pennsylvania 19113 at 10:00 A.M. on June 4, 1999, or at any adjournment or postponement thereof, for the following purposes:

     1.   To elect three directors of the Company.

     2. To transact such other business as may properly come before the meeting.

     Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on April 30, 1999 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            James R. McGonigle
                                            Chief Financial Officer

May 4, 1999

                                 PROXY STATEMENT
                                 LONGPORT, INC.
                             791 South Chester Road
                         Swarthmore, Pennsylvania 19081
                            Telephone: (610) 328-5006

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 4, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Longport, Inc. (the "Company"), a Delaware corporation, of $.001 par value Common Stock ("Common Stock") to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting") to be held at 10:00 AM. on June 4, 1999, or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about May 4, 1998. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of the nominees for directors hereinafter named. The holders of a majority of the shares represented at the Annual Meeting in person or by proxy will be required to elect directors and approve any proposed matters.

     Any shareholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting, that the proxy be returned.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

                    VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The close of business on April 30, 1999 has been fixed by the Board of Directors of the Company as the record date (the "record date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were outstanding 17,170,949 shares of Common Stock each share of which Common Stock entitles the holder thereof to one vote. Cumulative voting for directors is not permitted.

     A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum at any shareholders' meeting. Under Delaware law, if you choose, your abstention or withholding of a vote on any matter will be treated as a "no" vote for determining whether approval of each proposal has been obtained, provided that if a quorum is present, abstentions and withholding of a vote will have no effect on the voting for the election of directors.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information with respect to the ownership of the Company's Common Stock as April 30, 1999, by (i) each person who is known by the Company to own of record or beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and (iii) all directors and officers of the Company as a group. All shares are owned beneficially and of record and the stockholders listed in the table have sole voting and investment powers with respect to the shares of Common Stock. The addresses of all stockholders listed in the table are in care of the Company.

                                      Number of
Name                                Shares Owned            Percent of Class
----                                ------------            ----------------
James R. McGonigle (1)               1,815,893                   10.6%

Bonita Weyrauch (2)                    328,558                    1.9%

Peter Cavanaugh                        223,571                    1.3%

John H. Carbutt (3)                    812,777                    4.7%

Michie Proctor and                   2,669,174                   15.5%
Joyce Proctor (4)

The First Baptist Church             1,280,977                    7.5%
of Southwest Broward

John Mills                           1,192,000                    6.9%

All officers and directors
as a group (three persons)(5)        2,368,022                   13.8%

(1) Includes 842,000 shares held by James R. McGonigle, 497,143 shares held by Wound Healing Systems, Inc., a corporation controlled by Mr. McGonigle, 376,750 shares held by Colpat, Inc. a corporation controlled by Mr. McGonigle and 100,000 Warrants also held by Colpat, Inc.

(2) Includes stock options to purchase 100,000 shares at $.10 per share at any time until July 18, 1999.

(3) Includes 436,098 shares held by John H. Carbutt, 200,000 Warrants held by Mr. Carbutt and 176,679 shares held by Jagapata, Ltd., a corporation controlled by Mr. Carbutt.

(4) Includes 2,118,258 shares held by Michie Proctor, 450,916 shares held by Michie Proctor and Joyce Proctor and 100,000 Warrants held by Michie and Joyce Proctor.

(5) Includes shares, Warrants and stock options held by the Company's officers and directors which are exercisable within 60 days from the date hereof.

              PROPOSAL 1: To elect three directors of the Company.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect three directors of the Company. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the election of each of the persons named below as the Company's nominees for directors of the Company. All of the nominees except William Mullin are presently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such person as the Board of Directors of the Company may recommend.

     The following table sets forth certain information regarding each nominee and each executive officer of the Company.

                                                                Officer/Director
                                                                     Director
Name                         Age                 Office                Since
----                         ---                 ------          --------------

James R. McGonigle (1)       55           Chairman of the               1993
                                          Board of Directors,
                                          Chief Executive
                                          Officer, President and
                                          Chief Accounting Officer

Bonita Weyrauch (2)          46           Director of Clinical Sales    1998
                                          and Director

Peter E. Cavanaugh (1)       34           Director                      1993

William Mullin (1)           31           Nominee for Director

(1) Nominee for director
(2) Not a nominee for director

     Directors hold office for a period of one year from their election at the annual meeting of stockholders and until their successors are duly elected and qualified. Officers of the Company are elected by, and serve at the discretion of, the Board of Directors. None of the above individuals has any family relationship with any other. The Board of Directors has no audit, nominating or compensation committee. No director has received or currently receives any compensation for services as a director.

Background

     The following is a summary of the business experience of each officer and nominee for director of the Company:

     James R. McGonigle founded the Company and has served as its Chairman, Chief Executive Officer and President since its inception in January, 1993. From 1987 to 1992 Mr. McGonigle was the founder and president of Ventnor Corp. which later became Topox Inc. and eventually Supra Medical Corp. ("Supra") a publicly held company specializing in the development of proprietary medical technologies in the fields of skin care and diagnostics.

     Peter E. Cavanaugh was Vice President and General Counsel of the Company from December 1993 until February 1997. In 1993, Mr. Cavanaugh was admitted to practice by the Bar Associations of both Pennsylvania and New Jersey. From March, 1992, until May, 1993, Mr. Cavanaugh was employed as a law clerk at the Law Offices of Tybout, Redfearn & Pell in Wilmington, Delaware and from 1986 until 1992, he was employed by the Pennsylvania Manufacturers Association Insurance Company in the legal and claims departments. Since February 1997 he has practiced law with the Law Firm of White and Williams.

     William B. Mullin was the Chief Financial Officer of the Company from April 1994 to December 1995. From January 1996 to May 1999 Mr. Mullin was a Financial Consultant with Merrill Lynch Pierce Fenner & Smith in Wayne, PA. From June 1993 to April 1994 Mr. Mullin was employed as a Management Consultant with KPMG Peat Marwick. From April 1990 to July 1993 Mr. Mullin was an Engineer Officer in the United States Army on active duty and is currently a Captain in the United States Army Reserves. He has a BS in Finance from the University of Tampa and a MS in Business Administration from Boston University.

Executive Compensation

The following table discloses all compensation awarded to, received by, and paid to the Chief Executive Officer of the Company for the years ended December 31, 1997 and 1998 No executive officer's annual compensation exceeded $100,000 in any such year.



                                             Summary Compensation Table

                                                                                  Long Term Compensation
                                                                                  ----------------------
               Annual Compensation                                            Awards                   Payouts
               -------------------                                            ------                   -------

    (a)          (b)        (c)             (d)          (e)            (f)             (g)              (h)               (i)
Name and                                                Other        Restricted
Principal                                               Annual          Stock         Options/           LTIP           All Other
Position        Year     Salary($)       Bonus($)   Compensation($)  Award(s)($)       SARS(#)        Payouts($)     Compensation($)
--------        ----     ---------       --------   ---------------  -----------       -------        ----------     ---------------

James R.        1998     $   -0- (1)       -0-           -0-            -0-             -0-              -0-               -0-
McGonigle       1997     $   -0- (1)       -0-           -0-            -0-             -0-              -0-               -0-
Chief Exec.
Officer

(1) The Company pays Colpat, Inc., a consulting firm wholly owned by Mr. McGonigle, $6,000 per month for Mr. McGonigle's services.

Stock Option Plans

     The Company currently has no incentive or non-incentive stock option plans.

                              CERTAIN TRANSACTIONS

     Management is of the opinion that each transaction described below between the Company and its officers, directors and stockholders was on terms at least as fair to the Company as had the transaction been concluded with an unaffiliated party.

     In January 1996, the Company entered into a consulting agreement with Colpat, Inc., an affiliate owned and controlled by the Company's Chief Executive Officer and President, James R. McGonigle, pursuant to which Colpat provides Mr. McGonigle's services to the Company for $6,000 per month.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Angell & Deering, Certified Public Accountants, Denver, Colorado, conducted the audit of the Company's financial statements for the year ended December 31, 1998. It is the Company's understanding that this firm is obligated to maintain audit independence as prescribed by the accounting profession and certain requirements of the Securities and Exchange Commission. As a result, the directors of the Company do not specifically approve, in advance, non-audit services provided by the firm, nor do they consider the effect, if any, of such services on audit independence.

                   PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                     AT NEXT ANNUAL MEETING OF SHAREHOLDERS

     Any shareholders of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received at the Company's principal executive offices prior to the Company's fiscal year end. The proponent must be a record or beneficial shareholder entitled to vote at the next annual meeting of shareholders on the proposal and must continue to own the securities through the date on which the meeting is held.

                                 OTHER BUSINESS

     Management of the Company is not aware of any other matters which are to be presented to the Annual Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

     The above notice and Proxy Statement are sent by order of the Board of Directors.

                                            James R. McGonigle
                                            Chief Financial Officer

May 4, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                                 LONGPORT, INC.
                             TO BE HELD JUNE 4, 1999

The undersigned hereby appoints James R. McGonigle as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Longport, Inc. held of record by the undersigned on April 30, 1999, at the Annual Meeting of Shareholders to be held June 4, 1999, or any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS

         _____ FOR the election as a director of all nominees listed below (except as marked to the contrary below).

         _____    WITHHOLD AUTHORITY to vote for all nominees listed below.

       NOMINEES: James R. McGonigle, Peter E. Cavanaugh and William Mullin

INSTRUCTION: To withhold authority to vote for individual nominees, write their names in the space provided below.

--------------------------------------------------------------------------------


2. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN ITEM 1 ABOVE.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:
      ---------------------------             ----------------------------------
                                              Signature

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY
CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.
                                              ----------------------------------
                                              Signature, if held jointly


     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. _____